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                                                                    EXHIBIT 99.1

CONTACT:  THOMAS J. MATHEWS, VICE PRESIDENT, FINANCE, AND CFO
          561-994-0202  EXT. 227


                   NETOPTIX CORPORATION REPORTS FIRST QUARTER
                            FISCAL YEAR 2000 RESULTS
                   --------------------------------------------

     STURBRIDGE, MASSACHUSETTS, JANUARY 26, 2000 - NetOptix Corporation (NASDAQ National Market: OPTX) today reported results for the first quarter of fiscal year 2000.

     With the completion of its first ever quarter that included operating results from its Dense Wavelength Division Multiplexing (DWDM) filter business, net income for the three month period ended December 31, 1999 was $.6 million or $.05 per fully diluted share.

     Profit from continuing operations of $.6 million for the recently ended quarter compares to losses from continuing operations of $1.9 million and $1.2 million for the quarters ending December 31, 1998 and September 30, 1999, respectively, after adjusting for one-time asset impairment and selling and administrative costs. The improved profitability was the result of initial revenues and gross margin generated from DWDM filter sales, improved performance in the Diamond Turning business and cost reductions realized throughout the Corporation. Gerhard R. Andlinger, Chairman of the Board and President of NetOptix Corporation said, "NetOptix' profitability is being driven by our expanding DWDM filter business, which grew from the telecommunications strategy initiated exactly one year ago today with the investment in NetOptix by Andlinger Capital XIII LLC. We remain on schedule in expanding our DWDM filter manufacturing capacity including the start-up of the manufacturing facility in Germany. We look forward to our increasing levels of revenues and profitability." He concluded by saying that the previously announced sale of the Leisegang Medical, Inc. and related women's health business is on schedule, to close January 31, 2000.

     This press release contains forward-looking statements, which are subject to the inherent uncertainties in predicting future results and conditions, such as comments regarding future financial performance and growth opportunities. Certain factors that could cause actual results to differ materially from those projected include the Company's ability to remain in compliance with its loan covenants, achieve the objectives it has established for its development programs or incur disruptions in the operation of the OFC manufacturing facilities. Other factors affecting the Company's businesses are discussed in its Annual Report on Form 10-K for the fiscal year ended September 30, 1999.

                                      ####
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                              NETOPTIX CORPORATION
                           CONSOLIDATED BALANCE SHEET
                             (DOLLARS IN THOUSANDS)

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

                                                                      (UNAUDITED)
                                                                    DECEMBER 31, 1999           SEPTEMBER 30, 1999
                                                                    -----------------           ------------------

ASSETS

Current assets:
     Cash and cash equivalents                                                 $   408                      $ 2,117
     Accounts receivable, net                                                    3,274                        2,789
     Inventories, net                                                            2,186                        1,593
     Other current assets                                                          286                          389
     Assets relating to discontinued operations, net                            13,252                       14,009
     Assets held for sale                                                        3,288                        3,288
                                                                               -------                      -------
Total current assets                                                            22,694                       24,185
Property, plant, and equipment, net                                             13,252                       10,520
Excess of cost over the fair value of assets acquired, net                      11,690                       11,796
Other assets                                                                     2,470                        1,864
                                                                               -------                      -------
Total assets                                                                   $50,106                      $48,365
                                                                               =======                      =======


LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
     Revolving line of credit                                                  $ 1,630                      $ 1,150
     Current portion of notes payable                                            5,350                        5,350
     Accounts payable                                                            1,990                        3,148
     Accrued liabilities                                                         2,972                        3,590
     Accrued liabilities, relating to discontinued operations                    5,091                        5,000
                                                                               -------                      -------
Total current liabilities                                                       17,033                       18,238
Long-term debt                                                                   2,345                          550
Other liabilities                                                                  679                          660
                                                                               -------                      -------
Total liabilities                                                               20,057                       19,448
Commitments & contingencies
Shareholders' equity:
     Common stock                                                                  114                          113
     Additional paid-in capital                                                 61,952                       61,389
     Accumulated deficit                                                       (31,803)                    (32,422)
     Accumulated other comprehensive loss                                         (214)                       (163)
                                                                               -------                      -------
Total shareholders' equity                                                      30,049                       28,917
                                                                               -------                      -------
Total liabilities and shareholders' equity                                     $50,106                      $48,365
                                                                               =======                      =======

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                              NETOPTIX CORPORATION
                CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

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

                                                                               FOR THE THREE MONTHS ENDED
                                                                       ---------------------------------------------
(Dollars in thousands except per share data)                           DECEMBER 31      SEPTEMBER 30     DECEMBER 31
                                                                          1999              1999            1998
                                                                       -----------      ------------     -----------

Net sales                                                                $  4,695         $  2,672         $  3,831

Cost of sales                                                               2,287            2,120            2,647
                                                                         --------         --------         --------

Gross profit                                                                2,408              552            1,184

Research and development expenses                                              40               20              278

Selling & administrative expenses                                           1,542            2,404            3,305

Reduction in carrying value of certain
    long-lived assets                                                        --              4,519            1,841
                                                                         --------         --------         --------

Total Operating expense                                                     1,582            6,943            5,424
                                                                         --------         --------         --------

Operating profit/(loss)                                                       826           (6,391)          (4,240)

Interest (expense), net                                                      (249)            (121)            (320)

Other income, net                                                              82              660               27
                                                                         --------         --------         --------

Profit/(loss) from continuing operations
    before income tax                                                         659           (5,852)          (4,533)
Provision for (benefit from) income taxes                                      40              (42)            --
                                                                         --------         --------         --------

Profit/(loss) from continuing operations                                      619           (5,810)          (4,533)
Discontinued Operations:
  Income (loss) from operations of discontinued
    businesses, net of income taxes                                          --               (747)             392
 Loss on disposal of discontinued
   businesses,net of income taxes                                            --             (2,315)            --
                                                                         --------         --------         --------

Net Income (loss)                                                        $    619         $ (8,872)        $ (4,141)
                                                                         ========         ========         ========

Net income (loss) per common shares outstanding-basic and diluted:
   Income (loss) from continuing operations                              $   0.05         $  (0.56)        $  (0.56)
   Effect of discontinued operations                                         --              (0.30)            0.05
                                                                         --------         --------         --------
Net income (loss)                                                        $   0.05         $  (0.86)        $  (0.51)
                                                                         ========         ========         ========

Weighted average common shares outstanding-
   assuming dilution                                                       12,725           10,317            8,071
                                                                         ========         ========         ========
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